GOODWILL AND INTANGIBLE ASSETS, NET - Summary of Estimated Future Amortization Expenses of Finite-Lived Intangible Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Goodwill And Intangible Assets [Line Items]
2024	$ 32,662
2025	31,609
2026	28,896
2027	27,197
2028	27,197
Over 2028	152,888
Finite lived intangible assets, net	$ 300,449	$ 39,406